EXHIBIT 23.1

                                                     Exhibit 23.1

                  INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements on Form S-3 (Registrations Nos. 333-92328, 333-13809 and 333-34507) and on Form S-8 (Registration Nos. 333-22547 and 333-24247)
of Walden Residential Properties, Inc. of our report dated
March 25, 1998, appearing in this Annual Report on Form 10-K of
Walden Residential Properties, Inc. for the year ended December 31,
1997.



DELOITTE & TOUCHE LLP

Dallas, Texas
March 26, 1998